                                                                    Exhibit 10.7

                                                                January 21, 1991

                              128 TECHNOLOGY CENTER
                                  OFFICE LEASE
                        PARAMETRIC TECHNOLOGY CORPORATION
                                 AMENDMENT NO. 4
                                 ---------------

Reference is made to the Lease dated June 1, 1987 and subsequently amended March 10, 1988, November 9, 1988 and November 8, 1989 collectively (the "Lease") by and between DOMINIC J. SARACENO, KURT W. SARACENO, and EDWARD R. WERNER, trustees of the 128 Technology Trust under a Declaration of Trust dated October 12, 1983, recorded in Middlesex County Registry of Deeds Southern District Book 15268 Page 65 (hereinafter "Lessor", which expression shall include its heirs, executors, successors and assigns where the context so admits), and Parametric Technology Corporation, a Massachusetts corporation having principal place of business at 128 Technology Drive Waltham, Massachusetts 02154 (hereinafter "Lessee", which expression shall include its successors and assigns or executors and administrators where the context so admits). Terms defined in or by reference in the Lease not otherwise defined herein shall have the same meaning herein as therein.

For a good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

1. ARTICLE I, REFERENCE DATA, is hereby amended as follows:
              --------------

      . NEW RENTABLE         10,511 additional rentable square feet as
        AREA ("AREA IV")     shown on Exhibit A attached hereto.

      . TOTAL RENTABLE
        AREA:                50,624 rentable square feet

      . BASE RENT FOR
        TOTAL RENTABLE       $20.25/square foot (including tax and operating
        AREA:                expense base).

      . TAX AND OPERATING    $8.05/square foot on the total rentable
        EXPENSE BASE:        area

      . RENT COMMENCEMENT:   February 1, 1991

      . TERMINATION FOR
        TOTAL RENTABLE
        AREA:                December 31, 1993

      . RENT SCHEDULE:       $1,025,136.00  YEAR
                             $   85,428.00  MONTH

      . TENANT
        IMPROVEMENTS:        To be paid by Lessee

      . OPTIONS FOR
        ADDITIONAL SPACE:

            1st Option:         Available under the following terms and
                                conditions with written notice no later then
                                March 31, 1991:

                                Area:            Approximately  10,000
                                                 rentable square feet

                                Building:        125 Technology Drive

                                Floor:           First Floor

                                Rental Rate:     $20.25/rentable square
                                                 foot

                                Term: Additional six (6) months on the total rentable area

                                Lease
                                Termination:     June 30, 1994 on total rentable
                                                 area if 1st option is exercised

                                Availability:    No later then September 1, 1991

                                Rent
                                Commencement:    Between June 1, 1991 and
                                                 September 1, 1991, depending on
                                                 availability

                                Tenant
                                Improvements:    To be paid by Lessee

            2nd Option:         Available under the following terms and
                                conditions with written notice no later then
                                February 1, 1992.

                                Area:            Approximately 10,000
                                                 rentable square feet

                                Building:        125 Technology Drive

                                Floor:           First Floor

                                Rental Rate:     $22.00/rentable square
                                                 foot for 2nd option space

                                 Term: Additional six (6) months on the total rentable area

                                 Lease
                                 Termination:      June 30, 1994 if 1st option
                                                   is not exercised, December
                                                   31, 1994 if 1st and second
                                                   options are exercised

                                 Availability:     Between June 1, 1992 and
                                                   August 31, 1992

                                 Rent
                                 Commencement:     Upon Availability

                                 Tenant
                                 Improvements:     To be paid by Lessee
                                                   (see below)



            3rd Option:          Available under the following terms and
                                 conditions with written notice no later then
                                 December 31, 1992 under the following terms and conditions:

                                 Area:             Approximately 10,000
                                                   rentable square feet

                                 Building:         125 Technology Drive

                                 Rental Rate:      $22.00/s.f. for 3rd option
                                                   area

                                 Term: Additional six (6) months on entire space, but in no event shall Lessee be able to exercise this option unless the remaining term for the total rentable area is greater then eighteen (18) months

                                 Lease
                                 Termination:      June 30, 1994 if neither 1st
                                                   nor 2nd options are
                                                   exercised. December 31, 1994
                                                   if only 1st or 2nd option is
                                                   exercised. June 30, 1995 if
                                                   all three options are
                                                   exercised.

                                 Availability:     Between June 1, 1993 and
                                                   August 31, 1993

            Rent
            Commencement:     Between June 1, 1993 and August 1, 1993,
                              depending upon Availability

            Tenant
            Improvements:     To be paid by Lessee
                              (see below)



Tenant improvements on all option space will be paid by Lessee.

Kurt Saracen has demonstrated what a sample build out would cost (see plans, quantities and unit costs attached hereto as Exhibit "B"). Kurt Saracen will guarantee its construction costs on a per unit basis not to exceed those costs as represented in this estimate. Such guarantee to last for one year.
Total actual costs for construction to be determined by final construction plans as approved by Parametric.

If Lessee elects to build out space as shown in Exhibit B, the maximum tenant improvement cost shall be $35,760.00 for the first floor north pod, $65,730.00 for the first floor south pod and $25,670.00 for the second floor pod subject to reasonable unit cost increases after the one year guarantee.

In all other respects, the terms and provisions of the Lease and subsequent amendments are hereby ratified and confirmed and remain in full force and effect and unamended.

Lessee acknowledges and agrees that this Amendment shall not be binding upon either party until an original of this Amendment has been executed by both parties.

Executed as a sealed instrument the 21st day of January, 1991.

                                    LESSOR    128    TECHNOLOGY TRUST


                                    /S/ Dominic J. Saraceno
                                    -------------------------------------------
                                    Dominic J. Saraceno, as Trustee aforesaid



                                    /S/ Kurt W. Saraceno
                                    -------------------------------------------
                                    Kurt W. Saraceno, as Trustee aforesaid



                                    /S/ Edward R. Werner
                                    -------------------------------------------
                                    Edward R. Werner, as Trustee aforesaid



                                    LESSEE    PARAMETRIC TECHNOLOGY CORPORATION



                                    By  /S/ Steven C. Walske
                                        ---------------------------------------

                                    EXHIBIT A


                                   FLOOR PLANS

                          EXHIBIT B
Floor 1
-------          Demo - 288'                             2,880
                 Dumpster                                1,800
                 New Part 545                           27,250
                 Doors - 22                             14,300
                 Ceiling Work                            4,000
SOUTH            Vinyl                                   2,000
POD              HVAC                                    2,000
                 Louver Drapes                           1,500
                 Sprinkler                               1,000
                 Outlets - 50                            4,500
                 Switch - 25                             2,000
                 Lights Relocated - 50                   2,500
                                                        ------
                                                       $65,730

                 Dumpster                                1,200
                 Demo - 100'                             1,000
                 New Part 310                           15,500
                 Doors - 14                              9,100
                 Ceiling Work                            1,000
NORTH            Vinyl                                   1,000
POD              HVAC                                      500
                 Louver Drapes                             500
                 Sprinkler                                 500
                 Outlets - 30                            2,700
                 Switches - 14                           1,120
                 New Lights - 4                            640
                 Relocate Lights - 20                    1,000
                                                         -----
                                                       $35,760
Floor 2
-------          HVAC                                    1,000
                 Demo - 100'                             1,000
                 Dumpster                                1,200
                 New Part - 160'                         8,000
                 Doors - 9                               5,850
                 Ceiling Work                            1,000
                 Outlets   - 12                          1,080
                 Switches                                  960
                 Lights Reconnect - 12                     600
                 New Lights - 3                            480
                 Vinyl                                   2,000
                 Sprinkler                               2,000
                 Louver Drapes                             500
                                                           ---
                                                       $25,670
